                                                                   Exhibit 99.38

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                FEBRUARY 2, 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                 MLMI 2006-WMC1
                                      TOTAL

TOTAL NUMBER OF LOANS                                        6,438
TOTAL LOAN BALANCE                                   1,266,138,649
AVERAGE LOAN BALANCE                                       196,666
WA CLTV (W/O SILENT SECONDS)                                 82.36%
WAC                                                           7.58%
WA FICO                                                        639
WALA                                                             1
WAM                                                            339
FXD RATE                                                     15.39%
IOS                                                          17.16%
MH                                                            0.00%
1ST LIEN                                                     89.57%
2ND LIEN                                                     10.43%
OCCUPANCY--OO                                                96.40%
DOC TYPE--FULL/ALTERNATIVE                                   32.52%
STATED DOC                                                   15.19%
CASH OUT REFI                                                46.82%
PURCHASE                                                     50.33%

LOANS WITH SILENT SECONDS :
% of Portfolio w/ SS                                         45.32%
$ amount                                               573,855,685
# of First Liens w/ SS                                       2,186

CLTV of Total Portfolo (that includes silent 2nds)           91.12%

CALIFORNIA                                                   40.68%
PREPAY PENALTIES                                             62.45%
PRE-FUNDING BALANCE
EXPECTED FINAL POOL

MORTGAGE RATES

MORTGAGE RATES               BALANCE         %
----------------------   --------------   ------
4.500% to 4.999%         $      588,000     0.05%
5.000% to 5.499%              2,538,020      0.2
5.500% to 5.999%             39,563,235     3.12
6.000% to 6.499%            145,206,272    11.47
6.500% to 6.999%            329,302,370    26.01
7.000% to 7.499%            216,008,832    17.06
7.500% to 7.999%            241,081,824    19.04
8.000% to 8.499%             77,060,211     6.09
8.500% to 8.999%             72,763,915     5.75
9.000% to 9.499%             16,829,103     1.33
9.500% to 9.999%             28,009,608     2.21
10.000% to 10.499%           12,447,072     0.98
10.500% to 10.999%           40,469,778      3.2
11.000% to 11.499%           21,757,571     1.72
11.500% to 11.999%           14,350,406     1.13
12.000% to 12.499%            3,335,163     0.26
12.500% to 12.999%            4,774,129     0.38
13.000% to 13.499%               32,993        0
13.500% to 13.999%               20,148        0
                         --------------   ------
TOTAL:                   $1,266,138,649   100.00%
                         ==============   ======

GROSS MARGINS

GROSS MARGINS                BALANCE         %
----------------------   --------------   ------
2.500% to 2.999%         $      351,000     0.03%
3.000% to 3.499%             27,811,592      2.6
3.500% to 3.999%             13,811,463     1.29
4.500% to 4.999%              1,682,070     0.16
5.000% to 5.499%             56,762,715      5.3
5.500% to 5.999%            164,374,972    15.34
6.000% to 6.499%            290,541,251    27.12
6.500% to 6.999%            234,633,881     21.9
7.000% to 7.499%            152,819,469    14.27
7.500% to 7.999%             89,246,684     8.33
8.000% to 8.499%             37,746,180     3.52
8.500% to 8.999%              1,439,536     0.13
9.000% to 9.499%                 39,894        0
                         --------------   ------
TOTAL:                   $1,071,260,707   100.00%
                         ==============   ======\

MINIMUM MORTGAGE RATES

MINIMUM MORTGAGE RATES       BALANCE         %
----------------------   --------------   ------
2.500% to 2.999%         $      351,000     0.03%
4.500% to 4.999%                588,000     0.05
5.000% to 5.499%              2,550,603     0.24
5.500% to 5.999%             39,165,070     3.66
6.000% to 6.499%            138,220,321     12.9
6.500% to 6.999%            313,473,074    29.26
7.000% to 7.499%            202,949,086    18.94
7.500% to 7.999%            227,898,048    21.27
8.000% to 8.499%             69,403,593     6.48
8.500% to 8.999%             58,383,529     5.45
9.000% to 9.499%             11,385,830     1.06
9.500% to 9.999%              5,004,250     0.47
10.000% to 10.499%            1,286,779     0.12
10.500% to 10.999%              601,524     0.06
                         --------------   ------
TOTAL:                   $1,071,260,707   100.00%
                         ==============   ======

MAXIMUM MORTGAGE RATES

MAXIMUM MORTGAGE RATES       BALANCE         %
----------------------   --------------   ------
9.500% to 9.999%         $      243,077     0.02%
11.000% to 11.499%              588,000     0.05
11.500% to 11.999%            2,550,603     0.24
12.000% to 12.499%           38,722,603     3.61
12.500% to 12.999%          138,683,514    12.95
13.000% to 13.499%          312,314,690    29.15
13.500% to 13.999%          203,011,605    18.95
14.000% to 14.499%          229,549,441    21.43
14.500% to 14.999%           68,525,480      6.4
15.000% to 15.499%           58,793,310     5.49
15.500% to 15.999%           11,353,478     1.06
16.000% to 16.499%            5,036,602     0.47
16.500% to 16.999%            1,286,779     0.12
17.000% to 17.499%              601,524     0.06
                         --------------   ------
TOTAL:                   $1,071,260,707   100.00%
                         ==============   ======

INITIAL CAP

INITIAL CAP       BALANCE         %
-----------   --------------   ------
1.00%         $    6,962,210     0.65%
1.50%              8,505,649     0.79
2.00%                647,406     0.06
3.00%            993,739,686    92.76
5.00%             61,405,757     5.73
              --------------   ------
TOTAL:        $1,071,260,707   100.00%
              ==============   ======

PERIODIC CAP

PERIODIC CAP       BALANCE         %
------------   --------------   ------
0.50%          $      193,097     0.02%
1.00%           1,070,665,616    99.94
1.50%                 401,994     0.04
               --------------   ------
TOTAL:         $1,071,260,707   100.00%
               ==============   ======

CLTV WITHOUT SILENT SECONDS

CLTV WITHOUT SILENT SECONDS       BALANCE         %
---------------------------   --------------   ------
10.01% to 20.00%              $      289,793     0.02%
20.01% to 30.00%                   1,873,592     0.15
30.01% to 40.00%                   4,156,450     0.33
40.01% to 50.00%                   7,952,733     0.63
50.01% to 55.00%                   9,797,100     0.77
55.01% to 60.00%                  12,152,838     0.96
60.01% to 65.00%                  22,252,898     1.76
65.01% to 70.00%                  39,135,567     3.09
70.01% to 75.00%                  58,401,504     4.61
75.01% to 80.00%                 684,028,639    54.02
80.01% to 85.00%                  87,830,809     6.94
85.01% to 90.00%                 125,489,340     9.91
90.01% to 95.00%                  89,124,909     7.04
95.01% to 100.00%                123,652,476     9.77
                              --------------   ------
TOTAL:                        $1,266,138,649   100.00%
                              ==============   ======

CREDIT SCORES

CREDIT SCORES       BALANCE         %
-------------   --------------   ------
500 to 519      $   19,840,450     1.57%
520 to 539          42,199,086     3.33
540 to 559          45,281,079     3.58
560 to 579          62,483,790     4.93
580 to 599         114,584,315     9.05
600 to 619         198,803,478     15.7
620 to 639         184,946,653    14.61
640 to 659         179,339,955    14.16
660 to 679         140,842,236    11.12
680 to 699          93,813,127     7.41
700 to 719          63,904,308     5.05
720 to 739          53,292,398     4.21
740 to 759          32,462,407     2.56
760 >=              34,345,368     2.71
                --------------   ------
TOTAL:          $1,266,138,649   100.00%
                ==============   ======

DTI

DTI                    BALANCE         %
---                --------------   ------
0.01% to 5.00%     $      124,112     0.01%
5.01% to 10.00%         4,343,402     0.34
10.01% to 15.00%        6,889,172     0.54
15.01% to 20.00%       12,003,354     0.95
20.01% to 25.00%       35,441,709      2.8
25.01% to 30.00%       62,800,012     4.96
30.01% to 35.00%      104,638,756     8.26
35.01% to 40.00%      193,054,703    15.25
40.01% to 45.00%      317,506,234    25.08
45.01% to 50.00%      402,104,754    31.76
50.01% to 55.00%      109,017,255     8.61
55.01% to 60.00%       18,215,185     1.44
                   --------------   ------
TOTAL:             $1,266,138,649   100.00%
                   ==============   ======

LOAN BALANCE

LOAN BALANCE               BALANCE         %
------------           --------------   ------
$50,000 or less        $   27,239,928     2.15%
$50,001 to $100,000        99,010,341     7.82
$100,001 to $150,000      126,861,704    10.02
$150,001 to $200,000      125,931,920     9.95
$200,001 to $250,000      137,585,207    10.87
$250,001 to $300,000      144,460,429    11.41
$300,001 to $350,000      133,031,630    10.51
$350,001 to $400,000      124,114,804      9.8
$400,001 to $450,000       99,835,380     7.89
$450,001 to $500,000       80,688,001     6.37
$500,001 to $550,000       42,908,279     3.39
$550,001 to $600,000       44,909,729     3.55
$600,001 to $650,000       19,973,433     1.58
$650,001 to $700,000       24,415,047     1.93
$700,001 to $750,000       18,766,977     1.48
$750,001 to $800,000        7,826,269     0.62
$800,001 to $850,000        5,857,772     0.46
$850,001 to $900,000          886,570     0.07
$900,001 to $950,000        1,835,229     0.14
                       --------------   ------
TOTAL:                 $1,266,138,649   100.00%
                       ==============   ======

OCCUPANCY

OCCUPANCY         BALANCE         %
---------     --------------   ------
Primary       $1,220,515,064    96.40%
Second Home       29,411,322     2.32
Investment        16,212,263     1.28
              --------------   ------
TOTAL:        $1,266,138,649   100.00%
              ==============   ======

ORIGINAL TERM

ORIGINAL TERM       BALANCE         %
-------------   --------------   ------
116 to 120      $      350,445     0.03%
176 to 180         135,359,299    10.69
236 to 240           1,059,600     0.08
296 to 300             170,644     0.01
356 to 360       1,129,198,661    89.18
                --------------   ------
TOTAL:          $1,266,138,649   100.00%
                ==============   ======

LOAN PURPOSE

LOAN PURPOSE                BALANCE         %
------------            --------------   ------
Purchase                $  637,250,730    50.33%
Refinance - Rate Term       36,120,600     2.85
Refinance - Cashout        592,767,319    46.82
                        --------------   ------
TOTAL:                  $1,266,138,649   100.00%
                        ==============   ======

PRODUCT TYPE

PRODUCT TYPE                         BALANCE         %
------------------------------   --------------   ------
Fixed Rate                       $  194,877,942    15.39%
ARM                               1,071,260,707    84.61
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

OCCUPANCY

OCCUPANCY                            BALANCE         %
------------------------------   --------------   ------
Primary                          $1,220,515,064    96.40%
Second Home                          29,411,322     2.32
Investment                           16,212,263     1.28
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

LOAN TYPE

LOAN TYPE                            BALANCE         %
------------------------------   --------------   ------
Fixed Rate                       $  194,877,942    15.39%
ARM                               1,071,260,707    84.61
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

INTEREST ONLY TERM                   BALANCE         %
------------------------------   --------------   ------
0                                $1,048,915,288    82.84%
60                                  169,699,405     13.4
120                                  47,523,955     3.75
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

HYBRID TYPES

HYBRID TYPES                         BALANCE         %
------------------------------   --------------   ------
10 Year Fixed Loans              $      350,445     0.03%
15 Year Fixed Loans                   4,682,660     0.37
20 Year Fixed Loans                   1,059,600     0.08
25 Year Fixed Loans                     170,644     0.01
30 Year Fixed Loans                  44,930,233     3.55
15/30 Balloon Loans                 130,676,639    10.32
30/35 Balloon Loans                     458,449     0.04
30/40 Balloon Loans                  12,549,272     0.99
6 Month LIBOR Loans                   1,145,167     0.09
2/28 LIBOR Loans                    467,640,434    36.93
3/27 LIBOR Loans                     32,651,454     2.58
5/25 LIBOR Loans                     12,882,781     1.02
10/20 LIBOR Loans                    54,951,072     4.34
2/28 LIBOR Loans (40 Year Am)       475,550,191    37.56
3/27 LIBOR Loans (40 Year Am)        16,547,977     1.31
5/25 LIBOR Loans (40 Year Am)         9,049,178     0.71
10/20 LIBOR Loans (40 Year Am)          842,454     0.07
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

PROPERTY TYPE

PROPERTY TYPE                        BALANCE         %
------------------------------   --------------   ------
Single Family Residence          $  880,400,844    69.53%
Planned Unit Development            172,850,891    13.65
Condominium                         111,245,578     8.79
Two- to Four-Family                 101,641,336     8.03
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

DOCUMENTATION

DOCUMENTATION                        BALANCE         %
------------------------------   --------------   ------
Full Documentation               $  408,386,063    32.25%
Streamlined Documentation           394,024,107    31.12
Limited Documentation               210,825,115    16.65
Stated Income                       192,266,624    15.19
Lite Documentation                   57,230,004     4.52
Full/Alt Documentation                3,406,736     0.27
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

LIEN

LIEN                                 BALANCE         %
------------------------------   --------------   ------
1st Lien                         $1,134,100,727    89.57%
2nd Lien                            132,037,922    10.43
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

MORTGAGE INSURANCE

MORTGAGE INSURANCE                   BALANCE         %
------------------------------   --------------   ------
No Insurance                     $1,266,138,649   100.00%
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

ORIGINATORS

ORIGINATORS                          BALANCE         %
------------------------------   --------------   ------
WMC                              $1,266,138,649   100.00%
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

SERVICERS

SERVICERS                            BALANCE         %
------------------------------   --------------   ------
LITTON                           $   31,235,625     2.47%
OPTION ONE                        1,234,903,024    97.53
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======

STATE

STATE                                BALANCE         %
------------------------------   --------------   ------
Alabama                          $      184,937     0.01%
Arizona                              32,997,050     2.61
Arkansas                                784,535     0.06
California                          515,123,913    40.68
Colorado                              7,240,830     0.57
Connecticut                          20,978,664     1.66
Delaware                              2,106,693     0.17
District of Columbia                 11,176,025     0.88
Florida                              79,543,217     6.28
Georgia                              11,023,473     0.87
Idaho                                 3,585,676     0.28
Illinois                             51,827,524     4.09
Indiana                               2,495,637      0.2
Iowa                                    525,228     0.04
Kansas                                  554,747     0.04
Kentucky                                571,819     0.05
Louisiana                               392,989     0.03
Maine                                 3,304,132     0.26
Maryland                             78,629,525     6.21
Massachusetts                        54,045,042     4.27
Michigan                              7,502,577     0.59
Minnesota                             4,272,929     0.34
Mississippi                           1,936,585     0.15
Missouri                              2,408,981     0.19
Montana                               1,406,457     0.11
Nebraska                                452,410     0.04
Nevada                               21,725,205     1.72
New Hampshire                         4,727,165     0.37
New Jersey                           66,165,906     5.23
New Mexico                            3,119,072     0.25
New York                             90,684,631     7.16
North Carolina                        5,645,477     0.45
Ohio                                  5,499,732     0.43
Oklahoma                              4,828,727     0.38
Oregon                                6,957,904     0.55
Pennsylvania                         12,471,834     0.99
Rhode Island                          6,439,900     0.51
South Carolina                        3,240,720     0.26
South Dakota                            232,863     0.02
Tennessee                             8,211,295     0.65
Texas                                34,573,433     2.73
Utah                                  2,683,141     0.21
Vermont                                 625,472     0.05
Virginia                             45,319,168     3.58
Washington                           43,288,704     3.42
West Virginia                         1,005,062     0.08
Wisconsin                             3,386,132     0.27
Wyoming                                 235,513     0.02
                                 --------------   ------
TOTAL:                           $1,266,138,649   100.00%
                                 ==============   ======